UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) September 14, 2016

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) As described in Item 5.07 below, at the Expedia, Inc. annual meeting of stockholders held on September 14, 2016, stockholders approved the Fourth Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan (the “Amended 2005 Plan”).

A brief description of the terms of the Amended 2005 Plan appears in Exhibit 99.1 hereto and is incorporated herein by reference. This description is qualified in its entirety by reference to the full text of the Amended 2005 Plan, which was filed as Appendix A to the Expedia, Inc. definitive proxy statement, dated August 23, 2016, and which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Expedia, Inc. annual meeting of stockholders was held on September 14, 2016. According to the inspector of elections, stockholders present in person or by proxy, representing 126,611,637 shares of Expedia common stock (generally entitled to one vote per share) and 12,799,999 shares of Expedia Class B common stock (generally entitled to ten votes per share) voted on each proposal presented as follows:

Proposal 1 – Election of Directors. The stockholders elected thirteen directors of Expedia, four of whom were elected by holders of common stock only (“Common Stock Nominees”), and nine of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), each to hold office until the next annual meeting of stockholders or until their successors have been duly elected and qualified (or, if earlier, such director’s removal or resignation from the Board of Directors). Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Common Stock Nominees
Susan C. Athey	116,753,616	2,494,911	7,363,110
A. George “Skip” Battle	103,060,038	16,188,489	7,363,110
Craig A. Jacobson	96,330,404	22,918,123	7,363,110
Peter M. Kern	96,147,701	23,100,826	7,363,110

Combined Stock Nominees
Barry Diller	202,342,249	44,906,268	7,363,110
Victor A. Kaufman	207,726,194	39,522,323	7,363,110
Dara Khosrowshahi	216,316,538	30,931,979	7,363,110
Pamela L. Coe	205,534,429	41,714,088	7,363,110
Jonathan L. Dolgen	223,362,722	23,885,795	7,363,110
John C. Malone	192,052,451	55,196,066	7,363,110
Scott Rudin	246,618,015	630,502	7,363,110
Christopher W. Shean	207,907,705	39,340,812	7,363,110
Alexander von Furstenberg	207,383,498	39,865,019	7,363,110

Proposal 2 – Approval of the Company’s Stock and Annual Incentive Plan. The stockholders approved the Fourth Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan, including an amendment to increase the number of shares of Expedia common stock authorized for issuance thereunder by 10,000,000. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
186,123,386	59,240,456	1,884,675	7,363,110

Proposal 3 – Ratification of appointment of independent registered public accounting firm. The stockholders ratified the appointment of Ernst & Young LLP as Expedia’s independent registered public accounting firm for the year ending December 31, 2016. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
253,944,883	616,834	49,910	N/A

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Summary of Certain Terms of the Fourth Amended and Restated Expedia, Inc. 2005 Stock and Annual Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ Robert J. Dzielak
Robert J. Dzielak
Executive Vice President, General Counsel and Secretary

Dated: September 20, 2016